Back to Form 8-K
Exhibit 10.1

EXECUTION COPY

MASTER INCREASING LENDER SUPPLEMENT
MASTER INCREASING LENDER SUPPLEMENT, dated March 22, 2017 (this “Supplement”), by and among each of the Lenders signatory hereto (each, an “Increasing Lender”) and the other parties signatory hereto, to the Credit Agreement, dated as of January 8, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among WellCare Health Plans, Inc. (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H
WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the Aggregate Commitment and/or one or more tranches of Incremental Term Loans under the Credit Agreement by requesting one or more Lenders to increase the amount of its Commitment and/or to participate in such a tranche;
WHEREAS, the Borrower has given notice to the Administrative Agent of its intention to increase the Aggregate Commitment pursuant to such Section 2.21; and
WHEREAS, pursuant to Section 2.21 of the Credit Agreement, each of the undersigned Increasing Lenders now desires to increase the amount of its Commitment under the Credit Agreement by executing and delivering to the Borrower and the Administrative Agent this Supplement;
NOW, THEREFORE, each of the parties hereto hereby agrees as follows:
1.    Each of the undersigned Increasing Lenders agrees, subject to the terms and conditions of the Credit Agreement, that on the date of this Supplement it shall have its Commitment increased by the amount set forth opposite its name on Schedule I attached hereto, thereby making the aggregate amount of its total Commitment equal to the aggregate amount set forth opposite its name on Schedule I attached hereto.
2.    The Borrower hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.
3.    Terms defined in the Credit Agreement shall have their defined meanings when used herein.
4.    This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.
5.    This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.
[Signature pages follow.]

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IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

JPMORGAN CHASE BANK, N.A., as an Increasing Lender

By:	/s/ Hector J. Varona
	Name:	Hector J. Varona
	Title	Executive Director

Signature Page to Master Increasing Lender Supplement

BANK OF AMERICA, N.A., as an Increasing Lender

By:	/s/ Mark Hardison
	Name:	Mark Hardison
	Title	Senior Vice President

Signature Page to Master Increasing Lender Supplement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Increasing Lender

By:	/s/ Teuta Ghilaga
	Name:	Teuta Ghilaga
	Title	Director

Signature Page to Master Increasing Lender Supplement

SUNTRUST BANK, as an Increasing Lender

By:	/s/ Katherine Bass
	Name:	Katherine Bass
	Title	Director

Signature Page to Master Increasing Lender Supplement

WELLS FARGO BANK, NATIONAL ASSOCIATION as an Increasing Lender

By:	/s/ Matthew Olson
	Name:	Wells Fargo Bank, N.A. Matthew Olson
	Title	Director

Signature Page to Master Increasing Lender Supplement

GOLDMAN SACHS BANK USA, as an Increasing Lender

By:	/s/ Annie Carr
	Name:	Annie Carr
	Title	Authorized Signatory

Signature Page to Master Increasing Lender Supplement

U.S. BANK NATIONAL ASSOCIATION, as an Increasing Lender

By:	/s/ David C. Mruk
	Name:	David C. Mruk
	Title	SVP

Signature Page to Master Increasing Lender Supplement

HANCOCK BANK, as an Increasing Lender

By:	/s/ Laura Fawson
	Name:	Laura Fawson
	Title	Vice President

Signature Page to Master Increasing Lender Supplement

THE HUNTINGTON NATIONAL BANK, as an Increasing Lender

By:	/s/ David Tholt
	Name:	David Tholt
	Title	Vice President

Signature Page to Master Increasing Lender Supplement

Accepted and agreed to as of the date first written above:

WELLCARE HEALTH PLANS, INC.

By:	/s/ Andrew L. Asher
	Name:	Andrew L. Asher
	Title:	Executive Vice President & CFO

Signature Page to Master Increasing Lender Supplement

Acknowledged as of the date first written above:

JPMORGAN CHASE BANK, N.A. as Administrative Agent

By:	/s/ Hector J. Varona
	Name:	Hector J. Varona
	Title:	Executive Director

Signature Page to Master Increasing Lender Supplement

SCHEDULE I
to Master Increasing Lender Supplement

INCREASING LENDER	INCREASE TO COMMITMENT	TOTAL COMMITMENT
JPMORGAN CHASE BANK, N.A.	$35,000,000	$160,000,000
BANK OF AMERICA, N.A.	$15,000,000	$135,000,000
MUFG UNION BANK, N.A.	$15,000,000	$135,000,000
SUNTRUST BANK	$20,000,000	$140,000,000
WELLS FARGO BANK, NATIONAL ASSOCIATION	$20,000,000	$140,000,000
GOLDMAN SACHS BANK USA	$15,000,000	$65,000,000
U.S. BANK NATIONAL ASSOCIATION	$10,000,000	$90,000,000
HANCOCK BANK	$2,500,000	$47,500,000
THE HUNTINGTON NATIONAL BANK	$17,500,000	$37,500,000

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